October 5, 2004

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS PREMIER BALANCED FUND

Supplement to Prospectus
dated March 1, 2004

     The following information supersedes and replaces the information in the third paragraph of the section of the Fund’s Prospectus entitled “Management”:

     Effective October 5, 2004, Emerson Tuttle manages the fund’s asset allocation and the equity portion of the portfolio. Mr. Tuttle has been employed by Dreyfus since January 2002. He also is senior vice president and portfolio manager of The Boston Company Asset Management, LLC, an affiliate of Dreyfus. Prior to joining The Boston Company Asset Management, LLC in September 2001, he was a principal at State Street Global Advisors where he was employed from April 1981 to September 2001.

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October 5, 2004

THE DREYFUS/LAUREL FUNDS, INC. DREYFUS PREMIER BALANCED FUND

Supplement to Statement of Additional Information dated October 1, 2004

The following information supersedes and replaces any contrary information in the section of the Fund’s Statement of Additional Information entitled “Management Arrangements – Portfolio Management”:

Effective October 5, 2004, the portfolio managers of the Balanced Fund are: Emerson Tuttle, Elizabeth Slover, Gerald E. Thunelius, Keith Chan, Kenneth Smalley, Samuel Weinstock, William Howarth and Martin F. Fetherston.